Exhibit 99.1
Rapid7 Announces Fourth Quarter and Full-Year 2023 Financial Results

•Annualized recurring revenue (“ARR”) of $806 million, an increase of 13% year-over-year
•Full-year revenue of $778 million, up 14% year-over-year; Products revenue of $740 million, up 14% year-over-year
•Full-year GAAP operating loss of $81 million; Full-year non-GAAP operating income of $102 million
•Full-year net cash provided by operating activities of $104 million; Free cash flow of $84 million
Boston, MA – February 7, 2024 – Rapid7, Inc. (Nasdaq: RPD), a leader in extended risk and threat detection, today announced its financial results for the fourth quarter and full-year 2023.
“Rapid7 delivered solid results to end the year, exceeding our guided ranges on ARR, revenue, non-GAAP operating income, and free cash flow. Mainstream enterprise customers continue to choose Rapid7 for the strength of our consolidated security operations platform, our integrated expertise, and our compelling value proposition,” said Corey Thomas, Chairman and CEO of Rapid7.
“As we enter 2024, we are focused on making platform and services investments that enhance our customers’ experience and position us to drive durable, long-term growth. Our sustained focus on driving efficient, profitable growth is reflected in our free cash flow outlook, which we expect to be at least $160 million for the full-year.”
Fourth Quarter 2023 Financial Results and Other Metrics

	As of December 31,
	2023	2022	% Change
	(dollars in thousands)
Annualized recurring revenue	$805,670	$714,231	13%
Number of customers	11,526	10,929	5%
ARR per customer	$69.9	$65.4	7%
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	Three Months Ended December 31,			Year Ended December 31,
	2023	2022	% Change	2023	2022	% Change
	(in thousands, except per share data)
Products revenue	$194,819	$172,892	13%	$740,168	$647,535	14%
Professional services revenue	10,449	11,587	(10%)	37,539	37,548	0%
Total revenue	$205,268	$184,479	11%	$777,707	$685,083	14%

North America revenue	$158,695	$145,990	9%	$607,448	$541,812	12%
Rest of world revenue	46,573	38,489	21%	170,259	143,271	19%
Total revenue	$205,268	$184,479	11%	$777,707	$685,083	14%

GAAP gross profit	$145,520	$129,544		$545,966	$470,734
GAAP gross margin	71%	70%		70%	69%
Non-GAAP gross profit	$152,265	$136,677		$575,052	$499,594
Non-GAAP gross margin	74%	74%		74%	73%

GAAP income (loss) from operations	$10,932	$(13,349)		$(80,733)	$(111,614)
GAAP operating margin	5%	(7)%		(10)%	(16)%
Non-GAAP income from operations	$41,498	$19,477		$102,221	$30,386
Non-GAAP operating margin	20%	11%		13%	4%

GAAP net income (loss)	$20,048	$(11,385)		$(149,260)	$(124,717)
GAAP net income (loss) per share, basic	$0.33	$(0.19)		$(2.46)	$(2.13)
GAAP net income (loss) per share, diluted	$0.27	$(0.19)		$(2.46)	$(2.13)
Non-GAAP net income	$51,691	$22,490		$107,232	$21,368
Non-GAAP net income per share:
Basic	$0.84	$0.38		$1.76	$0.36
Diluted	$0.72	$0.35		$1.52	$0.35

Adjusted EBITDA	$47,819	$24,700		$126,661	$49,441

Net cash provided by operating activities	$63,466	$40,242		$104,278	$78,204
Free cash flow	$60,254	$28,450		$84,034	$40,677
For additional details on the reconciliation of non-GAAP measures and certain other business metrics to their nearest comparable GAAP measures, please refer to the accompanying financial data tables included in this press release.
Recent Business Highlights

•In February, Rapid7 added a new Managed Digital Risk Protection (“DRP”) service for external threat monitoring and remediation; Customers can add Managed DRP to their Managed Threat Complete or Managed Detection and Response service for extended visibility and response support across their internal and external attack surfaces.
•In December, Rapid7 was recognized by Newsweek as one of “America’s Greatest Workplaces for Diversity for 2024,” reflecting Rapid7’s commitment to the positive impact diversity plays in driving organizational success, attracting and retaining exceptional talent, and creating positive career experiences for all people.
•In November, Rapid7 was positioned in the Leaders Category in the 2023 IDC MarketScape: Worldwide Risk-Based Vulnerability Management Platforms 2023 Vendor Assessment. According to IDC, "Organizations that want to use a
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cybersecurity platform with security monitoring, alerting, and response capability alongside exposure management will want to look at Rapid7."
•In November, Rapid7 announced AI-driven threat detection capabilities for the cloud, to improve SOC teams’ visibility and response time to cyber threats across public cloud environments.
First Quarter and Full-Year 2024 Guidance

Rapid7 anticipates annualized recurring revenue, revenue, non-GAAP income from operations, non-GAAP net income per share and free cash flow to be in the following ranges:

	First Quarter 2024			Full-Year 2024
	(in millions, except per share data)
Annualized recurring revenue				$885	to	$895
Year-over-year growth				10%	to	11%
Revenue	$203	to	$205	$848	to	$856
Year-over-year growth	11%	to	12%	9%	to	10%
Non-GAAP income from operations	$37	to	$39	$150	to	$158
Non-GAAP net income per share	$0.52	to	$0.55	$2.10	to	$2.21
Weighted average shares outstanding	74.4			75.1
Free cash flow				At least $160
The guidance provided above is forward-looking in nature. Actual results may differ materially. See the cautionary note regarding “Forward-Looking Statements” below. Guidance for the first quarter and full-year 2024 does not include any potential impact of foreign exchange gains or losses. The guidance provided above is based on a number of assumptions, estimates and expectations as of the date of this press release and, while presented with numerical specificity, this guidance is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Rapid7's control and are based upon specific assumptions with respect to future business decisions or economic conditions, some of which may change. Rapid7 undertakes no obligation to update guidance after this date.
Non-GAAP guidance excludes estimates for stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs, and certain other items such as acquisition-related expenses, impairment of long-lived assets, restructuring expense, induced conversion expense, change in the fair value of derivative assets and litigation-related expenses. Rapid7 has provided a reconciliation of historical non-GAAP financial measures to the most comparable GAAP measures in the financial statement tables included in this press release. A reconciliation of non-GAAP guidance measures to the most comparable GAAP measures is not available on a forward-looking basis without unreasonable efforts due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures.
Conference Call and Webcast Information
Rapid7 will host a conference call today, February 7, 2024, to discuss its results at 4:30 p.m. Eastern Time. The call will be accessible by telephone at 888-330-2384 (domestic) or +1 240-789-2701 (international) with the event code 8484206. The call will also be available live via webcast on Rapid7's website at https://investors.rapid7.com. A webcast replay of the conference call will be available at https://investors.rapid7.com.
About Rapid7
Rapid7 (Nasdaq: RPD) is on a mission to create a safer digital world by making cybersecurity simpler and more accessible. We empower security professionals to manage a modern attack surface through our best-in-class technology, leading-edge research, and broad, strategic expertise. Rapid7’s comprehensive security solutions help more than 11,000 global customers unite cloud risk management and threat detection to reduce attack surfaces and eliminate threats with speed and precision. For more information, visit our website, check out our blog, or follow us on LinkedIn or Twitter.
Non-GAAP Financial Measures and Other Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we provide investors with certain non-GAAP financial measures and other metrics, which we believe are helpful to our investors. We use these non-GAAP financial measures and other metrics for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We also use
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certain non-GAAP financial measures as performance measures under our executive bonus plan. We believe that these non-GAAP financial measures and other metrics provide useful information about our operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in its financial and operational decision-making.
While our non-GAAP financial measures are an important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, you should review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate our business.
Non-GAAP Financial Measures
We disclose the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP net income (loss) per share, adjusted EBITDA and free cash flow. We also disclose non-GAAP gross margin and non-GAAP operating margin derived from these financial measures.
We define non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss) and non-GAAP net income (loss) per share as the respective GAAP balances excluding the effect of stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs and certain other items such as acquisition-related expenses, impairment of long-lived assets, restructuring expense, induced conversion expense, change in the fair value of derivative assets and litigation-related expenses. Non-GAAP net income (loss) per basic and diluted share is calculated as non-GAAP net income (loss) divided by the weighted average shares used to compute net income (loss) per share, with the number of weighted average shares decreased, when applicable, to reflect the anti-dilutive impact of the capped call transactions entered into in connection with our convertible senior notes.
We believe these non-GAAP financial measures are useful to investors in assessing our operating performance due to the following factors:
Stock-based compensation expense. We exclude stock-based compensation expense because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact our non-cash expense. We believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between our operating results from period to period.
Amortization of acquired intangible assets. We believe that excluding the impact of amortization of acquired intangible assets allows for more meaningful comparisons between operating results from period to period as the intangible assets are valued at the time of acquisition and are amortized over several years after the acquisition.
Amortization of debt issuance costs. The expense for the amortization of debt issuance costs related to our convertible senior notes and revolving credit facility is a non-cash item, and we believe the exclusion of this interest expense provides a more useful comparison of our operational performance in different periods.
Induced conversion expense. In conjunction with the third quarter of 2023 partial repurchase of our 2.25% convertible senior notes due 2025, we incurred a non-cash induced conversion expense of $53.9 million. We exclude induced conversion expense because this amount is not indicative of the performance of, or trends in our business, and neither is comparable to the prior period nor predictive of future results.
Litigation-related expenses. We exclude non-ordinary course litigation expense because we do not consider legal costs and settlement fees incurred in litigation and litigation-related matters of non-ordinary course lawsuits and other disputes to be indicative of our core operating performance. We do not adjust for ordinary course legal expenses, including legal costs and settlement fees resulting from maintaining and enforcing our intellectual property portfolio and license agreements.
Acquisition-related expenses. We exclude acquisition-related expenses as costs that are unrelated to the current operations and are neither comparable to the prior period nor predictive of future results.
Change in fair value of derivative assets. The expense for the change in fair value of derivative assets related to our capped calls settlement is a non-cash item and we believe the exclusion of this other income (expense) provides a more useful comparison of our operational performance in different periods.
Impairment of long-lived assets. Impairment of long-lived assets consists of impairment charges allocated to the carrying amount of certain operating right-of-use assets and the associated leasehold improvements when the carrying amounts exceed their respective fair values and we believe the exclusion of the impairment charges provides a more useful comparison of our operational performance in different periods.
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Restructuring expense. We exclude non-ordinary course restructuring expenses related to our restructuring plan because we do not believe these charges are indicative of our core operating performance and we believe the exclusion of the restructuring expenses provides a more useful comparison of our performance in different periods.
Anti-dilutive impact of capped call transaction. Our capped calls transactions are intended to offset potential dilution from the conversion features in our convertible senior notes. Although we cannot reflect the anti-dilutive impact of the capped call transactions under GAAP, we do reflect the anti-dilutive impact of the capped call transactions in non-GAAP net income (loss) per diluted share, when applicable, to provide investors with useful information in evaluating our financial performance on a per share basis.
Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure that we define as net loss before (1) interest income, (2) interest expense, (3) other income (expense), net, (4) provision for income taxes, (5) depreciation expense, (6) amortization of intangible assets, (7) stock-based compensation expense, (8) acquisition-related expenses, (9) litigation-related expenses, (10) impairment of long-lived assets and (11) restructuring expense. We believe that the use of adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods.
Free Cash Flow. Free cash flow is a non-GAAP measure that we define as cash provided by operating activities less purchases of property and equipment and capitalization of internal-use software costs. We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after necessary capital expenditures.
Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact upon our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.
Other Metrics
Annualized Recurring Revenue (“ARR”). ARR is defined as the annual value of all recurring revenue related contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates, and does not include revenue reported as perpetual license or professional services revenue in our consolidated statement of operations.
Number of Customers. We define a customer as any entity that has an active Rapid7 recurring revenue contract as of the specified measurement date, excluding InsightOps and Logentries only customers with a contract value less than $2,400 per year.
ARR per Customer. We define ARR per customer as ARR divided by the number of customers at the end of the period.
Cautionary Language Concerning Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the statements regarding our financial guidance for the first quarter and full-year 2024, the assumptions underlying such guidance, our free cash flow projections for 2024 and our ability to drive profitable growth. Our use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, growing macroeconomic uncertainty, unstable market and economic conditions, fluctuations in our quarterly results, effectiveness of our restructuring plan, failure to meet our publicly announced guidance or other expectations about our business, our ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, renewal of our customer's subscriptions, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our sales cycles, our ability to integrate acquired companies, and our ability to operate in compliance with applicable laws as well as other risks and uncertainties that could affect our business and results described in our filings with the Securities and Exchange Commission (the “SEC”), including our most recent Quarterly Report on Form 10-Q filed with the SEC on November 6, 2023, particularly in the section entitled "Item 1.A Risk Factors," and in the subsequent reports that we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time
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to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

###
Investor contact:
Elizabeth Chwalk
Senior Director, Investor Relations
investors@rapid7.com
(617) 865-4277

Press contact:
Caitlin O'Connor
Director, Communications
press@rapid7.com
(857) 990-4240

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RAPID7, INC.
Consolidated Balance Sheets (Unaudited)
(in thousands)

	December 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$213,629	$207,287
Short-term investments	169,544	84,162
Accounts receivable, net	164,862	152,045
Deferred contract acquisition and fulfillment costs, current portion	45,008	34,906
Prepaid expenses and other current assets	41,407	31,907
Total current assets	634,450	510,307
Long-term investments	56,171	9,756
Property and equipment, net	39,642	57,891
Operating lease right-of-use assets	54,693	79,342
Deferred contract acquisition and fulfillment costs, non-current portion	76,601	68,169
Goodwill	536,351	515,631
Intangible assets, net	94,546	101,269
Other assets	12,894	16,626
Total assets	$1,505,348	$1,358,991
Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable	$15,812	$10,255
Accrued expenses	84,489	80,306
Operating lease liabilities, current portion	13,452	12,444
Deferred revenue, current portion	455,503	426,599
Other current liabilities	536	1,663
Total current liabilities	569,792	531,267
Convertible senior notes, non-current portion, net	929,996	815,948
Operating lease liabilities, non-current portion	81,130	85,946
Deferred revenue, non-current portion	32,577	31,040
Other long-term liabilities	10,032	14,864
Total liabilities	1,623,527	1,479,065
Stockholders’ deficit:
Common stock	617	597
Treasury stock	(4,765)	(4,764)
Additional paid-in-capital	894,630	746,249
Accumulated other comprehensive income (loss)	1,344	(1,411)
Accumulated deficit	(1,010,005)	(860,745)
Total stockholders’ deficit	(118,179)	(120,074)
Total liabilities and stockholders’ deficit	$1,505,348	$1,358,991

RAPID7, INC.
Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenue:
Products	$194,819	$172,892	$740,168	$647,535
Professional services	10,449	11,587	37,539	37,548
Total revenue	205,268	184,479	777,707	685,083
Cost of revenue:
Products	52,307	46,916	202,904	182,212
Professional services	7,441	8,019	28,837	32,137
Total cost of revenue	59,748	54,935	231,741	214,349
Total gross profit	145,520	129,544	545,966	470,734
Operating expenses:
Research and development	39,729	42,629	176,776	189,970
Sales and marketing	73,314	78,261	312,636	307,409
General and administrative	19,314	22,003	84,276	84,969
Impairment of long-lived assets	—	—	30,784	—
Restructuring	2,231	—	22,227	—
Total operating expenses	134,588	142,893	626,699	582,348
Income (loss) from operations	10,932	(13,349)	(80,733)	(111,614)
Other income (expense), net:
Interest income	4,177	960	10,177	1,813
Interest expense	(2,695)	(2,782)	(64,700)	(10,982)
Other income (expense), net	3,571	3,690	(14,522)	(1,522)
Income (loss) before income taxes	15,985	(11,481)	(149,778)	(122,305)
(Benefit from) provision for income taxes	(4,063)	(96)	(518)	2,412
Net income (loss)	$20,048	$(11,385)	$(149,260)	$(124,717)
Net income (loss) per share, basic	$0.33	$(0.19)	$(2.46)	$(2.13)
Net income (loss) per share, diluted	$0.27	$(0.19)	$(2.46)	$(2.13)
Weighted-average common shares outstanding, basic	61,497,797	59,328,736	60,756,087	58,552,065
Weighted-average common shares outstanding, diluted	73,728,912	59,328,736	60,756,087	58,552,065

RAPID7, INC.
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Cash flows from operating activities:
Net income (loss)	$20,048	$(11,385)	$(149,260)	$(124,717)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation and amortization	11,411	10,451	45,939	41,038
Amortization of debt issuance costs	1,077	1,049	4,138	4,085
Stock-based compensation expense	23,245	27,598	108,081	119,902
Deferred income taxes	(5,624)	(1,440)	(5,624)	(1,440)
Impairment of long-lived assets	—	—	30,784	—
Change in fair value of derivative assets	—	—	15,511	—
Induced conversion expense	—	—	53,889	—
Other	(5,157)	(4,028)	469	(200)
Change in operating assets and liabilities:
Accounts receivable	(26,449)	(30,475)	(14,021)	(9,050)
Deferred contract acquisition and fulfillment costs	(9,046)	(7,911)	(18,534)	(15,910)
Prepaid expenses and other assets	(9,558)	3,072	(4,125)	(2,231)
Accounts payable	6,704	(527)	5,449	7,977
Accrued expenses	20,390	15,982	2,422	3,741
Deferred revenue	36,839	34,219	30,472	52,516
Other liabilities	(414)	3,637	(1,312)	2,493
Net cash provided by operating activities	63,466	40,242	104,278	78,204
Cash flows from investing activities:
Business acquisition, net of cash acquired	—	—	(34,841)	—
Purchases of property and equipment	(367)	(7,295)	(4,366)	(20,382)
Capitalization of internal-use software costs	(2,845)	(4,497)	(15,878)	(17,145)
Purchases of investments	(82,816)	(28,279)	(276,829)	(122,765)
Sales/maturities of investments	49,750	34,925	150,450	121,304
Other investments	2,710	—	2,710	(1,000)
Net cash used in investing activities	(33,568)	(5,146)	(178,754)	(39,988)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs paid of $7,909	(709)	—	292,091	—
Purchase of capped calls related to convertible senior notes	—	—	(36,570)	—
Payment of debt issuance costs	—	—	—	(71)
Payments for repurchase of convertible senior notes	—	—	(199,998)	(12)
Payments related to business acquisitions	—	—	(2,250)	(300)
Proceeds from capped call settlement	—	—	17,518	—
Taxes paid related to net share settlement of equity awards	(1,558)	(719)	(5,570)	(7,462)
Proceeds from employee stock purchase plan	—	—	11,323	11,943
Proceeds from stock option exercises	69	1,697	3,053	3,318
Net cash (used in) provided by financing activities	(2,198)	978	79,597	7,416
Effects of exchange rates on cash, cash equivalents and restricted cash	3,212	2,862	1,202	(2,845)
Net increase in cash, cash equivalents and restricted cash	30,912	38,936	6,323	42,787
Cash, cash equivalents and restricted cash, beginning of period	183,215	168,868	207,804	165,017
Cash, cash equivalents and restricted cash, end of period	$214,127	$207,804	$214,127	$207,804

RAPID7, INC.
GAAP to Non-GAAP Reconciliation (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
GAAP gross profit	$145,520	$129,544	$545,966	$470,734
Add: Stock-based compensation expense[1]	2,352	2,757	10,700	10,367
Add: Amortization of acquired intangible assets[2]	4,393	4,376	18,386	18,493
Non-GAAP gross profit	$152,265	$136,677	$575,052	$499,594
Non-GAAP gross margin	74.2%	74.1%	73.9%	72.9%

GAAP gross profit - Products	$142,512	$125,976	$537,264	$465,323
Add: Stock-based compensation expense	1,870	2,049	8,202	7,562
Add: Amortization of acquired intangible assets	4,393	4,376	18,386	18,493
Non-GAAP gross profit - Products	$148,775	$132,401	$563,852	$491,378
Non-GAAP gross margin - Products	76.4%	76.6%	76.2%	75.9%

GAAP gross profit - Professional services	$3,008	$3,568	$8,702	$5,411
Add: Stock-based compensation expense	482	708	2,498	2,805
Non-GAAP gross profit - Professional services	$3,490	$4,276	$11,200	$8,216
Non-GAAP gross margin - Professional services	33.4%	36.9%	29.8%	21.9%

GAAP income (loss) loss from operations	$10,932	$(13,349)	$(80,733)	$(111,614)
Add: Stock-based compensation expense[1]	23,245	27,598	108,081	119,902
Add: Amortization of acquired intangible assets[2]	5,090	5,228	21,499	21,983
Add: Acquisition-related expenses[3]	—	—	363	—
Add: Litigation-related expenses[4]	—	—	—	115
Add: Impairment of long-lived assets	—	—	30,784	—
Add: Restructuring expense	2,231	—	22,227	—
Non-GAAP income from operations	$41,498	$19,477	$102,221	$30,386

GAAP net income (loss)	$20,048	$(11,385)	$(149,260)	$(124,717)
Add: Stock-based compensation expense[1]	23,245	27,598	108,081	119,902
Add: Amortization of acquired intangible assets[2]	5,090	5,228	21,499	21,983
Add: Acquisition-related expenses[3]	—	—	363	—
Add: Litigation-related expenses[4]	—	—	—	115
Add: Amortization of debt issuance costs	1,077	1,049	4,138	4,085
Add: Induced conversion expense	—	—	53,889	—
Add: Change in fair value of derivative assets	—	—	15,511	—
Add: Impairment of long-lived assets	—	—	30,784	—
Add: Restructuring expense	2,231	—	22,227	—
Non-GAAP net income (loss)	$51,691	$22,490	$107,232	$21,368
Add: Interest expense of convertible senior notes[5]	1,571	1,669	2,667	1,500
Numerator for non-GAAP earnings per share calculation	$53,262	$24,159	$109,899	$22,868

Weighted average shares used in GAAP earnings per share calculation, basic	61,497,797	59,328,736	60,756,087	58,552,065

Dilutive effect of convertible senior notes[5]	11,183,611	9,572,956	10,429,891	5,803,831
Dilutive effect of employee equity incentive plans[6]	1,047,504	709,258	916,134	1,251,725
Weighted average shares used in non-GAAP earnings per share calculation, diluted	73,728,912	69,610,950	72,102,112	65,607,621

Non-GAAP net income (loss) per share:
Basic	$0.84	$0.38	$1.76	$0.36
Diluted	$0.72	$0.35	$1.52	$0.35

[1] Includes stock-based compensation expense as follows:
Cost of revenue	$2,352	$2,757	$10,700	$10,367
Research and development	7,447	9,591	38,022	49,940
Sales and marketing	6,238	7,966	29,325	31,217
General and administrative	7,208	7,284	30,034	28,378

[2] Includes amortization of acquired intangible assets as follows:
Cost of revenue	$4,393	$4,376	$18,386	$18,493
Sales and marketing	652	657	2,608	2,710
General and administrative	45	195	505	780

[3] Includes acquisition-related expenses as follows:
General and administrative	$—	$—	$363	$—

[4] Includes litigation-related expenses as follows:
General and administrative	$—	$—	$—	$115

5 We use the if-converted method to compute diluted earnings per share with respect to our convertible senior notes. There was no add-back of interest expense or additional dilutive shares related to the convertible senior notes where the effect was anti-dilutive. On an if-converted basis, for the three months ended December 31, 2023, the 2025, 2027 and the 2029 Notes were dilutive and for the three months ended December 31, 2022, the 2025 and 2027 Notes were dilutive. On an if converted basis, for the year ended December 31, 2023, the 2029 and 2027 Notes were dilutive and the 2025 Notes were anti-dilutive and for the year ended December 31, 2022, the 2025 Note was dilutive and the 2027 Note was anti-dilutive.

6 We use the treasury method to compute the dilutive effect of employee equity incentive plan awards.

RAPID7, INC.
Reconciliation of Net Income (Loss) to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
GAAP net income (loss)	$20,048	$(11,385)	$(149,260)	$(124,717)
Interest income	(4,177)	(960)	(10,177)	(1,813)
Interest expense	2,695	2,782	64,700	10,982
Other (income) expense, net	(3,571)	(3,690)	14,522	1,522
(Benefit from) provision for income taxes	(4,063)	(96)	(518)	2,412
Depreciation expense	3,118	3,563	14,047	13,571
Amortization of intangible assets	8,293	6,888	31,892	27,467
Stock-based compensation expense	23,245	27,598	108,081	119,902
Acquisition-related expenses	—	—	363	—
Litigation-related expenses	—	—	—	115
Impairment of long-lived assets	—	—	30,784	—
Restructuring expense	2,231	—	22,227	—
Adjusted EBITDA	$47,819	$24,700	$126,661	$49,441

RAPID7, INC.
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net cash provided by operating activities	$63,466	$40,242	$104,278	$78,204
Less: Purchases of property and equipment	(367)	(7,295)	(4,366)	(20,382)
Less: Capitalized internal-use software costs	(2,845)	(4,497)	(15,878)	(17,145)
Free cash flow	$60,254	$28,450	$84,034	$40,677